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EXHIBIT 99.3

CERTIFICATION UNDER SECTION 906 of the SABANES-OXLEY ACT OF 2002

I, Gary W. Rada, President and Chief Executive Officer of Factory Card & Party Outlet Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the quarterly Report on Form 10-Q of the Company for the quarterly period ended May 3, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 12, 2003


        /s/ Gary W. Rada
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          Gary W. Rada
President and Chief Executive Officer

CERTIFICATION UNDER SECTION 906 of the SABANES-OXLEY ACT OF 2002

I, James D. Constantine, Executive Vice President and Chief Financial and Administrative Officer of Factory Card & Party Outlet Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

     (3) the quarterly Report on Form 10-Q of the Company for the quarterly period ended May 3, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 12, 2003


      /s/ James D. Constantine
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        James D. Constantine
  Executive Vice President and Chief
 Financial and Administrative Officer

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